                                                                 Exhibit m(3)(i)

                                   SCHEDULE A

                (as revised March 15, 1999 and __________, 2000)

                  FUND                                                    DISTRIBUTION FEE
                  Capital Appreciation Fund                                     .75%
                  International Equity Fund                                     .75%
                  Convertible Fund                                              .75%
                  Total Return Fund                                             .75%
                  Value Fund                                                    .75%
                  Government Fund                                               .75%
                  High Yield Corporate Bond Fund                                .75%
                  International Bond Fund                                       .75%
                  California Tax Free Fund                                      .25%
                  New York Tax Free Fund                                        .25%
                  Strategic Income Fund                                         .75%
                  Strategic Value Fund                                          .75%
                  Tax Free Bond Fund                                            .25%
                  Blue Chip Growth Fund                                         .75%
                  Research Value Fund                                           .75%
                  Small Cap Value Fund                                          .75%
                  Growth Opportunities Fund                                     .75%
                  Small Cap Growth Fund                                         .75%
                  Equity Income Fund                                            .75%

                  FUND                                                    DISTRIBUTION FEE
                  Global High Yield Fund                                        .75%
                  MAP Equity Fund                                               .75%
                  Select 20 Equity Fund                                         .75%
                  Mid Cap Growth Fund                                           .75%
